Exhibit 17(g)

                    MERRILL LYNCH ASSET BUILDER PROGRAM, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY
           This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Barbara G. Fraser as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of common stock of the Global Opportunity Portfolio of Merrill Lynch Asset Builder Program, Inc. ("Global Opportunity") held of record by the undersigned on March 15, 2000 at a Special Meeting of Stockholders of Global Opportunity to be held on April 26, 2000 or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

      By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    KEEP THIS PORTION
                                                               FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED            DETACH AND RETURN
                                                               THIS PORTION ONLY
Vote on Proposal

1. To approve the Agreement and Plan of Reorganization between Merrill Lynch Global Allocation Fund, Inc. and Merrill Lynch Asset Builder Program, Inc.

        FOR     [     ]           AGAINST     [     ]        ABSTAIN     [     ]

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

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Signature (PLEASE SIGN         Date          Signature (PLEASE SIGN     Date
WITHIN BOX)                                  WITHIN BOX)

                      MERRILL LYNCH ASSET GROWTH FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY
           This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Barbara G. Fraser as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of common stock of Merrill Lynch Asset Growth Fund, Inc. (the "Fund") held of record by the undersigned on March 15, 2000 at a Special Meeting of Stockholders of the Fund to be held on April 26, 2000 or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

      By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    KEEP THIS PORTION
                                                               FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED            DETACH AND RETURN
                                                               THIS PORTION ONLY

Vote on Proposal

2. To approve the Agreement and Plan of Reorganization between Merrill Lynch Global Allocation Fund, Inc. and Merrill Lynch Asset Growth Fund, Inc.

        FOR     [     ]           AGAINST     [     ]        ABSTAIN     [     ]

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

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Signature (PLEASE SIGN         Date          Signature (PLEASE SIGN     Date
WITHIN BOX)                                  WITHIN BOX)

                      MERRILL LYNCH ASSET INCOME FUND, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                      PROXY
           This proxy is solicited on behalf of the Board of Directors

      The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Barbara G. Fraser as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated below, all of the shares of common stock of Merrill Lynch Asset Income Fund, Inc. (the "Fund") held of record by the undersigned on March 15, 2000 at a Special Meeting of Stockholders of the Fund to be held on April 26, 2000 or any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

      By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:    KEEP THIS PORTION
                                                               FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED            DETACH AND RETURN
                                                               THIS PORTION ONLY
Vote on Proposal

3. To approve the Agreement and Plan of Reorganization between Merrill Lynch Global Allocation Fund, Inc. and Merrill Lynch Asset Income Fund, Inc.

        FOR     [     ]           AGAINST     [     ]        ABSTAIN     [     ]

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

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Signature (PLEASE SIGN         Date          Signature (PLEASE SIGN     Date
WITHIN BOX)                                  WITHIN BOX)